Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Momentive Performance Material Inc. for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Rule 13a and 15 (d) of the Securities Exchange Act of 1934;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations.

/S/ JONATHAN D. RICH	/S/ ANTHONY S. COLATRELLA
Jonathan D. Rich	Anthony S. Colatrella
Chief Executive Officer	Chief Financial Officer

DATE: March 8, 2010	DATE: March 8, 2010

A signed original of this written statement required by Section 906 has been provided to Momentive Performance Materials Inc. and will be retained by Momentive Performance Materials Inc. and furnished to the Securities and Exchange Commission or its staff upon request.